Exhibit 99.7

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
Principal Balance $500K


1. Loan Purpose

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                                                                % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average      Average           Weighted
                        Number of          Aggregate              Aggregate            Gross      Remaining          Average
Loan                     Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Purpose                   Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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Purchase                     137        $ 84,249,967.00                   69.32         5.75        357.00                 78.70
Refinance - Cashout           52        $ 31,259,235.00                   25.72         6.09        357.00                 74.57
Refinance - Rate Term         10         $ 6,023,168.00                    4.96         5.97        324.00                 75.18
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47



2. Occupancy

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                                                                % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average      Average           Weighted
                        Number of          Aggregate              Aggregate            Gross      Remaining          Average
                         Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Occupancy                 Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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Primary                      197       $ 120,453,570.00                   99.11         5.85        356.00                 77.48
Non-Owner Occupied             2         $ 1,078,800.00                    0.89         5.93        357.00                 76.11
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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3. Documentation Type

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                                                                % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average      Average           Weighted
                        Number of          Aggregate              Aggregate            Gross      Remaining          Average
Documentation            Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Type                      Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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Full                         192       $ 117,455,634.00                   96.65         5.85        356.00                 77.46
Limited                        4         $ 2,412,400.00                    1.98         5.80        357.00                 79.54
No Income Verification         3         $ 1,664,336.00                    1.37         5.51        357.00                 74.91
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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4. Fico Distribution

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                                                                % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average      Average           Weighted
                        Number of          Aggregate              Aggregate            Gross      Remaining          Average
Fico                     Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Distribution              Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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560 - 579                      1           $ 550,000.00                    0.45         6.25        355.00                 68.75
580 - 599                      1           $ 530,963.00                    0.44         6.13        358.00                 70.00
600 - 619                     11         $ 6,262,064.00                    5.15         6.25        357.00                 74.90
620 - 639                     28        $ 16,601,028.00                   13.66         6.05        345.00                 74.49
640 - 659                     41        $ 24,943,799.00                   20.52         6.13        357.00                 77.60
660 - 679                     32        $ 19,314,771.00                   15.89         5.95        357.00                 78.25
680 - 699                     32        $ 19,670,247.00                   16.19         5.60        358.00                 80.54
700 - 719                     16         $ 9,783,365.00                    8.05         5.42        357.00                 77.33
720 - 739                     15        $ 10,271,514.00                    8.45         5.65        358.00                 75.90
740 - 759                     10         $ 5,974,015.00                    4.92         5.37        357.00                 77.56
760 >=                        12         $ 7,630,603.00                    6.28         5.71        357.00                 79.05
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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Minimum: 571
Maximum: 792
Weighted Average: 677.7



5. Combined Original Loan-to-Value Ratio (%)

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                                                                % of Mortgage        Weighted      Weighted
Combined                                                         Loan Pool by         Average      Average           Weighted
Original                Number of          Aggregate              Aggregate            Gross      Remaining          Average
Loan-to-Value            Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Ratio (%)                 Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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50.01 - 60.00                  5         $ 3,821,590.00                    3.14         6.29        332.00                 58.48
60.01 - 70.00                 20        $ 13,789,742.00                   11.35         5.99        357.00                 65.26
70.01 - 80.00                163        $ 97,569,899.00                   80.28         5.79        356.00                 79.11
80.01 - 90.00                  8         $ 4,613,949.00                    3.80         6.09        357.00                 88.33
90.01 - 100.00                 3         $ 1,737,191.00                    1.43         6.35        358.00                 94.82
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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Minimum: 54.62
Maximum: 95.00
Weighted Average by Original Balance: 77.46
Weighted Average by Current Balance: 77.47



6. Geographical Distribution

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                                                                % of Mortgage        Weighted      Weighted
                                                                 Loan Pool by         Average      Average           Weighted
                        Number of          Aggregate              Aggregate            Gross      Remaining          Average
Geographical             Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Distribution              Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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Alabama                        1           $ 760,000.00                    0.63         5.50        358.00                 80.00
Arizona                        1           $ 616,000.00                    0.51         5.75        358.00                 80.00
California                   141        $ 85,474,372.00                   70.33         5.77        356.00                 77.26
Colorado                       4         $ 2,553,947.00                    2.10         6.09        357.00                 81.22
Connecticut                    1           $ 948,058.00                    0.78         5.88        358.00                 63.33
Florida                       10         $ 6,153,871.00                    5.06         6.28        357.00                 79.32
Georgia                        5         $ 2,716,250.00                    2.24         6.33        358.00                 78.92
Illinois                       3         $ 1,732,212.00                    1.43         5.63        296.00                 78.02
Kentucky                       2         $ 1,040,000.00                    0.86         6.06        357.00                 85.19
Maryland                       2         $ 1,145,608.00                    0.94         7.00        357.00                 77.37
Massachusetts                  2         $ 1,389,677.00                    1.14         6.87        358.00                 77.04
Nevada                         4         $ 2,527,338.00                    2.08         5.77        358.00                 78.56
New Jersey                     2         $ 1,155,700.00                    0.95         5.50        358.00                 80.00
New York                       9         $ 5,968,668.00                    4.91         5.80        358.00                 76.15
North Carolina                 1           $ 632,000.00                    0.52         5.50        358.00                 80.00
Oregon                         3         $ 1,681,887.00                    1.38         6.08        358.00                 76.84
South Carolina                 1           $ 512,000.00                    0.42         6.00        358.00                 80.00
Texas                          5         $ 3,400,922.00                    2.80         6.17        358.00                 75.11
Utah                           1           $ 610,600.00                    0.50         5.63        356.00                 79.99
Washington                     1           $ 513,261.00                    0.42         5.38        357.00                 79.23
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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Number of States Represented: 20



7. Range of Gross Interest Rates (%)

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                                                                % of Mortgage        Weighted      Weighted
Range of                                                         Loan Pool by         Average      Average           Weighted
Gross                   Number of          Aggregate              Aggregate            Gross      Remaining          Average
Interest                 Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Rates (%)                 Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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4.000% - 4.999%               17        $ 10,323,145.00                    8.49         4.82        358.00                 76.76
5.000% - 5.999%              109        $ 66,786,386.00                   54.95         5.62        356.00                 77.62
6.000% - 6.999%               67        $ 40,407,368.00                   33.25         6.37        355.00                 77.92
7.000% - 7.999%                6         $ 4,015,471.00                    3.30         7.09        357.00                 72.14
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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Minimum: 4.625%
Maximum: 7.250%
Weighted Average: 5.848%



8. Original Prepayment Penalty Term (months)

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                                                                % of Mortgage        Weighted      Weighted
Original                                                         Loan Pool by         Average      Average           Weighted
Prepayment              Number of          Aggregate              Aggregate            Gross      Remaining          Average
Penalty                  Mortgage        Cut-off Date            Cut-off Date        Interest        Term            Combined
Term (months)             Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV (%)
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0                             31        $ 19,080,419.00                   15.70         5.94        358.00                 76.73
12                            19        $ 11,662,315.00                    9.60         6.14        349.00                 78.43
24                           109        $ 66,207,730.00                   54.48         5.76        357.00                 77.55
36                            40        $ 24,581,905.00                   20.23         5.87        353.00                 77.36
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Total:                       199       $ 121,532,370.00                  100.00         5.85        356.00                 77.47
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Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26